Commitments and Contingencies	9 Months Ended
Sep. 30, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies
16.      Commitments and Contingencies:

Lease Commitments: The Company leases certain property under operating leases, which require the Company to pay maintenance, insurance and other expenses in addition to annual rentals. The minimum annual payments under all noncancelable operating leases at September 30, 2014 are as follows:

October 1 to December 31, 2014	$ 7,230
2015	28,934
2016	28,619
2017	28,544
2018	27,235
Thereafter	169,627
Total minimum annual payments under all noncancelable operating leases	$ 290,189

Rent expense under operating leases was $12,461 and $24,416 for the nine months period ended September 30, 2013 and 2014, respectively.

Legal Matters: In November 2005, an unrelated party filed a declaratory action against one of the Company's subsidiaries before the First Instance Court of Piraeus, Greece. The plaintiff asserted that he was instrumental in the negotiation of the Company's eight-year Fuel Purchase Agreement with a government refinery in Jamaica and sought a judicial affirmation of his alleged contractual right to receive a commission of $0.01 per metric ton of marine fuel over the term of the contract. In December 2008, the First Instance Court of Piraeus dismissed the plaintiff's action as vague and inadmissible, however the Company appealed that decision on the grounds that there was no contract between the Company and the plaintiff and that the court lacked jurisdiction. While the action was pending in Greece, the plaintiff commenced a new action involving the same cause of action before the Commercial Court of Paris, France, which dismissed that action in June 2009. The plaintiff's appeal of the dismissal was denied by the Paris Court of Appeal in February 2010. In January 2012, the plaintiff commenced a new action relating to the same allegations before the Commercial Court of Paris, which was dismissed on June 27, 2012 in favor of the competence and jurisdiction of the Greek courts. In July 2012, the plaintiff filed a "contredit," an appeal procedure under French law. On November 2013, the Court held that the matter is not pending in Greece that would allow the French courts to decline jurisdiction to the benefit of the Greek proceedings. As a consequence the case is to return to the Commercial Court of Paris which should have to examine the admissibility of Mr. Varouxis' claim in France with the relevant pleadings procedurally scheduled to be filled by the parties on November 25, 2014. The Company believes that this matter fails for lack of jurisdiction and is unwarranted and lacking in merit. The Company believes that the outcome of this lawsuit will not have a material effect on its operations and financial position.
In May, 2013, on the order of STX Corporation ("STX Corp."), the Company supplied bunkers to the vessel UNICO SIENNA in the Port of Singapore. The invoice for those bunkers totaled approximately $323. STX Corp. has filed for reorganization in Korea, and has filed for protection under Chapter 15 of the U.S. Bankruptcy Code. The Company believes that has maritime liens against this vessel, and has arrested the UNICO SIENNA in Panama to enforce its maritime lien against it. The Company intends to exercise its remedies for recovery of the unpaid amounts and believes that it will recover the full amount due.

The Company has supplied bunkers through agreements with various entities of the O.W. Group and addressed to the respective Owners/Managers supplied to pay directly to the Company the value of the bunkers supplied in order to put them on notice. The Company's exposure for these supplies, made after September 30, 2014, amounts to $7,398. The Company believes that O.W. was never the rightful owner of the bunkers. Currently the Company is trying to work out escrow or other practical solutions with the end users.  Following arrest proceedings which the Company initiated against the M/V AMAZON in Bahamas it received a LOU issued by the North of England P&I Club in the sum of $ 1,150 as security for our claim plus interest and costs. In addition and following arrest proceedings which the Company initiated against M/V ANDERMATT in Turkey, the Company concluded a settlement with the time charterers of the captioned ship pursuant to which the Company was paid $371 in full and final settlement of its claim.

Various claims, suits, and complains, including those involving government regulations and product liability, arise in the ordinary course of business. In addition, losses may arise from disputes with charterers and agents and insurance and other claims with suppliers relating to the operations of the Company's vessels. Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements.

Environmental and Other Liabilities: The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the Company's exposure. Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in these condensed consolidated financial statements. The Company's Protection and Indemnity ("P&I") insurance policies cover third-party liability and other expenses related to injury or death of crew, passengers and other third parties, loss or damage of cargo, claims arising from collisions with other vessels, damage to other third-party property, and pollution arising from oil or other substances. The Company's coverage under the P&I insurance policies, except for pollution, are unlimited. Coverage for pollution is $1,000,000 per vessel per incident.